511 P1 06/19

Supplement Dated MAY 31, 2019

To the prospectus dated NOVEMBER 1, 2018

of

FRANKLIN TEMPLETON U.S. GOVERNMENT MONEY FUND

(series of Franklin Templeton Money Fund Trust)

On May 21, 2019, the Board of Trustees of Franklin Templeton Money Fund Trust, on behalf of Franklin Templeton U.S. Government Money Fund (the “Fund”), approved a proposal to reorganize the Fund with and into the Franklin U.S. Government Money Fund.

It is anticipated that in the third calendar quarter of 2019, shareholders of the Fund will receive a Prospectus/Information Statement detailing the reasons for, and other matters relating to, the reorganization. The reorganization does not require the approval of shareholders. The transaction is currently expected to be completed on or about October 18, 2019.

The Fund will not accept any additional purchases after the close of market on or about October 16, 2019. The Fund reserves the right to change this policy at any time.

Please keep this supplement with your prospectus for future reference.